Summary Prospectus – June 1, 2013

Schroder Global Multi-Cap Equity Fund (formerly, Schroder Global Quality Fund) Class/Ticker: Institutional Shares/SQQIX, Institutional Service Shares/SQQJX

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated June 1, 2013, as supplemented or revised.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Shares	Institutional Service Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares	Institutional Service Shares
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	None	None
Other Expenses	0.61%	0.71	%(1)
Acquired Fund Fees and Expenses	0.01%	0.01	%(1)
Total Annual Fund Operating Expenses	1.17%	1.27%
Less: Expense Reimbursement(2)	0.46%	0.46%
Net Annual Fund Operating Expenses(3)	0.71%	0.81%

(1)  "Other Expenses" and "Acquired Fund Fees and Expenses" for Institutional Service Shares are based on estimated amounts for the current fiscal year.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2014 to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, extraordinary expenses, and, in respect of Institutional Service Shares, fees under the Shareholder Service Plan), for each class of the Fund's shares, exceed 0.70% of such class of shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

(3)  "Net Annual Fund Operating Expenses" shown above include expenses incurred indirectly by the Fund (e.g., indirect Other Expenses and/or Acquired Fund Fees and Expenses), and thus may be higher than the Ratio of Expenses to Average Net Assets included in the "Financial Highlights" section of the full prospectus. If only the operating expenses of the Fund were included in Net Annual Fund Operating Expenses, and not the indirect expenses incurred by the Fund, the Net Annual Fund Operating Expenses of Institutional Shares would be 0.70% and of Institutional Service Shares would be 0.80%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on the Net Annual Fund Operating Expenses through February 28, 2014 and, for all other periods, on Total Annual Fund Operating Expenses thereafter.

	1 year	3 years	5 years	10 years
Institutional Shares (whether or not shares are redeemed)	$73	$326	$599	$1,379
Institutional Service Shares (whether or not shares are redeemed)	$83	$357	$653	$1,493

Schroder Global Multi-Cap Equity Fund (formerly, Schroder Global Quality Fund)  Summary Prospectus

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities of companies located in a number of countries around the world (including the United States) that the sub-adviser considers to be undervalued companies, high quality companies, or both. In selecting investments for the Fund, the sub-adviser seeks an optimal blend of investments that meet its "value" and "quality" criteria described below.

In seeking to identify undervalued companies, the sub-adviser relies on a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures. In seeking to identify high quality companies, the sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity.

The sub-adviser is not constrained by benchmark weights when it constructs the Fund's portfolio. Geographic and sector allocations within the Fund's portfolio are principally the result of the valuation and quality selection processes.

The Fund generally sells securities when the Fund's sub-adviser believes they no longer have desirable valuation or quality characteristics or for risk management to take advantage of other investments the Fund's sub-adviser considers more attractive. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The sub-adviser generally considers equity securities to consist of common and preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy. The equity securities in which the Fund may invest may be of companies of any size market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund may invest in American Depositary Receipts (ADRs), as well as global depositary receipts (GDRs), European Depositary Receipts (EDRs) or other similar securities representing ownership of foreign securities. The Fund's investments in depositary receipts may include company-sponsored or unsponsored depositary receipts. The Fund may also invest in residential or commercial real estate investment trusts (REITs), closed-end funds, open-end funds, exchange-traded funds, or master limited partnerships ("MLPs"), which are limited partnerships in which ownership units are publicly traded. REITs may be listed on an exchange or unlisted.

The Fund may use exchange-traded or over-the-counter derivatives that generally consist of options, swap transactions, and futures contracts, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions, for efficient portfolio management. The Fund may also, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries and may invest in emerging market countries. (The sub-adviser currently considers an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or if it is domiciled or has its principal place of business in a country and its equity securities are principally traded in that country, or if the sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.) There is no limit on the amount of the Fund's assets that may be invested on any one country.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques, and risk analyses of the Fund's investment team, and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Foreign Securities/Currencies Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Equity Securities Risk: equity securities may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset

Schroder Global Multi-Cap Equity Fund (formerly, Schroder Global Quality Fund)  Summary Prospectus classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, and valuation risks and the risk of losing more than the principal amount invested;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and to the extent the Fund sells a security at a price lower than that used to value the security, its net asset value will be adversely affected;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk;

•  Geographic Focus Risk: to the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly;

•  Depositary Receipts Risk: investments in non-U.S. issuers through depositary receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate. The Fund bears its share of the expenses incurred by REITs in which it invests;

•  Master Limited Partnership Risk: investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid.

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Management Risk: because the Fund is actively managed, the Fund's investment return depends on the ability of its adviser and/or sub-adviser to manage its portfolio successfully; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart only shows the performance of the Fund's Institutional Shares. The performance of Institutional Service Shares would be lower because of the lower expenses paid by Institutional Shares. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

    Highest and Lowest Quarter Returns
  (for periods shows in the bar chart)

Highest 03/31/12 11.39%	Lowest 09/30/11 -16.79%

Schroder Global Multi-Cap Equity Fund (formerly, Schroder Global Quality Fund)  Summary Prospectus

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	Since Inception (11/9/2010)
Return Before Taxes – Institutional Shares	17.33%	6.70%
Return After Taxes on Distributions – Institutional Shares	16.96%	6.42%
Return After Taxes on Distributions and Sale of Fund Shares – Institutional Shares	11.83%	5.76%
Return Before Taxes – Institutional Service Shares	17.21%	6.64%
MSCI World (Net Dividends Reinvested) Index (reflects no deduction for fees, expenses or taxes)	15.83%	5.21%

After-tax returns are shown only for Institutional Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Institutional Service Shares will vary.

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –

Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2010.

Ben Corris, Portfolio Manager, has managed the Fund since March 2011.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since March 2011.

James Larkman, Portfolio Manager, has managed the Fund since March 2011.

Ayse Serinturk, Portfolio Manager, has managed the Fund since March 2013.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund for Institutional Shares is $5,000,000 and for Institutional Service Shares is $250,000, though minimums may be waived or modified for certain financial intermediaries that have arrangements with Schroders or the Fund's distributor, or otherwise, in Schroders' sole discretion. You may sell (redeem) your shares on any day the New York Stock Exchange is open by calling Boston Financial Data Services ("BFDS") at (800) 464-3108 ((617) 483-5000 from outside the U.S.) or by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 8507, Boston, MA 02266). If your shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary. Please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund. Generally, purchase and redemption requests received in good order will be processed at the net asset value (NAV) next calculated after the request is received.

Tax Information

The Fund's distributions will generally be currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

SUM-PRO-GBLMCE